Exhibit 10.19.1

Confidential & Proprietary

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

AMENDMENT No.1

TO THE MASTER SERVICES AGREEMENT

BETWEEN

UPS SUPPLY CHAIN SOLUTIONS, INC.

And

ENDO PHARMACEUTICALS INC.

This Amendment No. 1, effective February 1, 2012 (“Amendment”), to the Master Services Agreement dated April 1, 2010, (“Agreement”) is entered into by and between UPS Supply Chain Solutions, Inc., (“SCS”) a Delaware Corporation, having its principal place of business at 12380 Morris Road, Alpharetta, GA 30005 and Endo Pharmaceuticals Inc., (“Customer”) a Delaware Corporation, having its principal place of business at 100 Endo Blvd., Chadds Ford PA, 19317.

WHEREAS, SCS and Customer wish to amend the Agreement, and more specifically Service Schedule No. 1 for Warehouse Distribution Services “Schedule No. 1”; and

WHEREAS, it is the intent of SCS and Customer that the Agreement remain in effect, except for the changes reflected in this Amendment.

NOW, THEREFORE, SCS and Customer agree that the terms of the Agreement are amended as follows:

1.	SCS and Customer agree that in Schedule No. 1 – Warehouse Distribution Services, all Exhibits are deleted in their entirety and replaced with the following:

2.1	Exhibit A.1 – “Statement of Work” for *** and *** Services

2.2	Exhibit B.1 – “Fees” for ***

2.3	Exhibit B.2 – “Fees” for *** Services

2.4	Exhibit C.1 – “Operating Parameters” for ***

2.5	Exhibit C.2 – “Operating Parameters” for *** Services

2.6	Exhibit D.1 – “Early Termination Costs”

2.7	Exhibit E.1 – “Products” for ***

2.8	Exhibit E.2 – “Products” for *** Services

The above Exhibits are attached to this Amendment as reference.

2.	SCS and Customer agree that this Amendment is incorporated into the Agreement and upon execution by the parties shall become part of the entire Agreement.

Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

Save as otherwise expressly referred to in this Amendment the terms and conditions of the Agreement shall apply in all other respects and remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have set their hands on the day first above written.

UPS SUPPLY CHAIN SOLUTIONS, INC.		ENDO PHARMACEUTICALS INC.

By:	/s/ Matt Kristufek	By:	/s/ David P. Holveck

Name:	Matt Kristufek	Name:	David P. Holveck

Title:	Global Contracts Manager	Title:	President and Chief Executive Officer

Date:	February 21, 2012	Date:	February 21, 2012

Confidential & Proprietary

EXHIBIT A.1 – STATEMENT OF WORK

TO SERVICE SCHEDULE NO. 1 – WAREHOUSE DISTRIBUTION SERVICES

1. Specialized Handling. Hazardous Materials or Other Regulated Products will not be accepted for handling and storage under this SOW unless a separate service schedule expressly authorizing such has been executed by the Parties.

2. Training. SCS shall train its personnel to perform standard warehouse logistics Services with respect to the Products. Customer shall provide SCS with training materials and applicable reference manuals relating to any specialized training for processes or systems to be provided to Customer under this Statement of Work (SOW) which are different from standard warehouse logistics services.

3. Operating Parameters. As of the Effective Date, the Facilities and warehouse space are those as listed on Exhibit C.1 and C.2. The warehouse space within a Facility available to Customer from time to time for the storage of the Products shall be referred to as the “Storage Area.”

4. Hours of Operation. Facility hours of Operation for warehouse Services are defined in the Operating Parameters. Business Day is defined as Monday through Friday, excluding Holidays (“Business Day”). US Holidays are: Memorial Day, 4th of July, Labor Day, Thanksgiving, Day after Thanksgiving, Christmas Day, New Year’s Eve, New Year’s Day (“Holidays”).

5. Access to Storage Area. Only individuals authorized by SCS or Customer shall be permitted access to the Storage Areas, provided however, that Customer must provide SCS reasonable advance notice prior to such access, and provided further, that any such individual must agree to comply with the security provisions applicable to such Facility. Authorization by Customer for Customer personnel shall be controlled through an approved access list provided to SCS by Customer.

6. Customer Designated Contact. Customer will provide the name, job title, and contact information, to include telephone numbers (business, cell phones, facsimile, pager numbers, etc.) of a designated manager within Customer’s organization to serve as continuously available liaison with SCS for communication of all reporting and issue escalation to Customer (“Customer Designated Contact”). If there is any change in the Designated Contact, Customer shall promptly submit the above information to SCS by facsimile or email.

7. Equipment. SCS will provide all required general purpose equipment necessary to perform the Services, except that any special, customized or unique equipment needed to perform the Services shall be provided by Customer and maintained at Customer’s sole expense.

8. Products Master File. The inventory system will be SCS’s Warehouse Management System (WMS). Prior to the initial shipment of any Products to a Facility, Customer will provide SCS with a master list of all Products that are to be handled pursuant to this SOW. SCS will keep the information contained on such list in a file in its WMS (the “Master File”). Customer will provide SCS with the information needed to update the Master File, including all new additions to the Products to be handled pursuant to this SOW and any changes to information relating to Products on the Master File by a mutually agreed upon method.

9. Incoming Product Quality Assurance (“QA”). Customer is responsible for all control over QA hold and release of Product.

10. Information System. SCS will use the Warehouse Management System (“WMS”) for inventory management and Customer custom Services. Customer will be provided a user ID for inquiry only access to WMS and for access to request report printing at Customer’s location. On request, SCS has the ability to forward reports via e-mail. If e-mail reporting is requested, any manipulation of the report data by Customer, and subsequent reporting discrepancies caused thereby, are the responsibility of Customer. If requested, SCS can provide additional EDI interface capability to Customer’s systems at the Information Services Fees set forth in Exhibit B.1 and Exhibit B.2. The cost to develop EDI will be quoted by SCS on request. Customer will receive standard WMS reporting. If requested, report modifications or new reports can be provided by SCS, subject to the Information Services Fees set forth in Exhibit B.1 and Exhibit B.2.

11. Customer Service Support. SCS will provide support to Customer’s warehouse operations as needed to facilitate the Services. For regulated products, SCS will maintain a name and address database of all Customers’ customers. SCS Customer service support will provide reporting to Customer.

Confidential & Proprietary

12. Product Delivery Requirements. Customer shall arrange for Products to be delivered to the Facility in a segregated manner, free from contamination, properly marked and packaged for handling. Any special delivery requirements are set forth in the Work Instructions. At or prior to delivery of the Products to any Facility, Customer shall provide to SCS a manifest indicating the Products to be tendered for storage, with any special instructions, including but not limited to the applicable material safety data sheets (MSDS), concerning storage, services, accounting, segregation or any other requirements relating to the Products.

13.	Warehouse Services. Services to be performed pursuant to this Schedule are as follows:

13.1	Product Receipt. SCS will receive all delivered Products, including stock from Customer’s manufacturer.

13.1.1	Unloading, counting, checking and putting away of stock.

13.1.2	Recording products, quantities, and lot numbers received, noting visual damages, shortages and overages.

13.1.3	Data entry of warehouse receipts into computer system.

13.1.4	Special handling such as receiving unmarked cartons or breaking down pallets or cartons on receipt is subject to an assessorial labor charge.

13.1.5	Transmission of receipt transaction to Customer and stock putaway in accordance with date expiration methodologies.

13.2	Product Storage. SCS will provide storage as required in accordance with Customer’s WI. Temperature controlled storage will be provided based on the following guidelines:

13.2.1	General warehouse: 15-30 degrees Celsius

13.2.2	Vault: 15-25 degrees Celsius

13.2.3	Cooler: 2-8 degrees Celsius

13.2.4	Warehouse temperature and humidity will be monitored.

13.2.5	SCS will track product by ***.

13.3	Inventory Management.

13.3.1	SCS will maintain a cycle count program in accordance with SCS’s standard practice and agreed upon Customer’s work instructions. SCS will maintain records of all counts taken and, if requested, provide monthly reporting to Customer on results achieved.

13.3.2	SCS will track lot number and expiration date, and identify product receipts and orders by lot number and expiry date where applicable.

13.3.3	SCS will support Customer’s product recall procedures.

13.3.4	SCS can provide automatic lot selection, e.g. FIFO, shortest expiry date, specific lot selection, as requested.

13.3.5	SCS will perform physical inventory at Customer’s request: *** (***) day advanced notice is required and Customer will be billed for the labor hours.

13.4	Damaged or Expired Products. Customer will be notified of damaged or expired Product. Damaged or expired Product will be returned to manufacturer or sent out to an authorized destruction company. The agreement with the authorized destruction company will be between Customer and the destruction company.

13.5	Order Processing. SCS will provide pick, pack and shipping package labeling Services.

13.5.1	SCS will pick and pack carton quantities, and include bill of lading, and if instructed by WI, include invoice.

Confidential & Proprietary

13.6	Product Shipment.

13.6.1	Customer orders are made available to the warehouse on a *** basis.

13.6.2	Orders are prepared according to WI.

13.6.3	Regarding the handling of cold chain product, all orders received by the *** (***) order cut off time will be shipped the same day per Customer’s routing instructions.

13.6.4	For all other product(s) under this Schedule, orders received by *** will ship the next business day.

13.7	Routing. SCS will make routing decisions consistent with instructions provided by Customer.

13.8	Rush Order and Emergency Order Management. Orders requiring exception handling during regular business hours, on a rush order basis, outside of normal procedures, can be handled. Rush or Emergency orders are subject to additional Fees.

13.9	Backorders.

13.9.1	Customer will maintain backorders in Customer ERP system and SCS fill backorders based on Customer direction. On Customer’s direction, SCS will allocate Product when there is insufficient stock to fill all orders received.

13.10	Returns. SCS will provide the management of returned Product, according to Customer’s WI. SCS will:

13.10.1	Receive returned Product into segregated area.

13.10.2	Provide visual inspection of incoming returns for quantity discrepancies or damage.

13.10.3	Transfer of returned Product back to Customer.

13.10.4	Contact Customer to obtain disposition instructions, and if requested by Customer, arranging the destruction of returned Product with Customers’ standing pre-authorization.

13.10.5	Process customer credits for returned Product.

13.11	Packaging. Should Customer require SCS to purchase packaging supplies, Customer will identify the components required and packing specifications. Customer is responsible for validation of packaging specifications. SCS will bill Customer monthly for all packaging supplies utilized.

14.	Transition Assistance. In connection with the termination or expiration of this SOW, SCS will:

14.1	Return Customer’s customer information database to Customer.

14.2	Perform a complete physical inventory of all Customers’ Product. SCS’s standard physical inventory Fee applies to such physical inventory.

14.3	Package the Product and other materials of Customer and make same available on the shipping dock for pickup. The outbound transaction Fee applies on all Products to be removed from the Facility.

14.4	Customer will arrange for pickup and transportation of all such Product and materials, at Customer’s expense, by the date of such termination or expiration.

14.5	Provide termination assistance Services at Customers request, at Customer’s expense.

14.6	SCS will retain records as required by regulatory agencies.

Confidential & Proprietary

15.	Full Customer Service for Customer. SCS will provide a full range of customer service support for Customer for order processing, telephone support for customer inquiries and other customer service duties as detailed in the Work Instructions.

16.	Full Customer Service Hours of Operation. Standard hours of operation are ***, excluding Holidays. Holidays are: Thanksgiving, Day after Thanksgiving, Christmas Day, New Year’s Eve, New Year’s Day, Memorial Day, 4th of July, Labor Day. After hours emergency coverage can be provided as a standard service at a mutually agreed upon rate. With advance notice, special Services can be provided outside standard hours at an agreed upon rate.

17.	Customer Information Database. SCS will maintain a name and address database of all Customers’ customers. Special projects for extraordinary changes to customer database information, or other request outside the scope of the standard database maintenance Services, are subject to an assessorial Fee for the required labor hours.

18.	Customer Account Establishment. Customer will be responsible for decisions regarding customer new account set-ups.

19.	Customer Order Processing. SCS will provide customer order collection by telephone, mail, fax or electronically, and respond to customer inquiries. SCS will:

19.1	Forward technical inquiries to Customer or Customer’s designee.

19.2	Provide information to customers on Customers’ policies as per WI.

19.3	As per Customer’s instructions, advise customers on deals, pricing, optimum order quantities and available discounts (if applicable).

19.4	Provide backorder information and product availability.

19.5	Process return authorization requests per Customer policy and WI.

19.6	Provide standard reporting to Customer.

19.7	Where instructed by Customer, process Customer credits for returned Products destroyed at customer site.

20.	Customer Accounts Receivable Management and Collections. Customer will be responsible for decisions regarding customer credit limits and credit holds. Customer may specify credit policies instructions in the WI for SCS to follow.

20.1	Customer is responsible for all credit and collection risk arising from payments by customers for Trade Orders.

20.2	If requested, and a rate mutually agreed on by the Parties, SCS will prepare credit analysis and customer credit limit management as directed by Customer’s WI.

20.3	Based on data provided by Customer’s lockbox service, post payment applications to customers’ accounts.

20.4	SCS will perform the following Services as instructed by Customer’s WI:

20.4.1	Research and process Accounts Receivable adjustments.

20.4.2	Collection calls on past due invoices and deductions.

21.	Chargeback.

21.1	Manufacturer’s contract terms, will be maintained within Customer’s SAP system.

21.2	SCS will process customer requests received manually or electronically for chargeback

21.3	SCS will confirm the amount of the chargeback based on contract terms.

21.4	Confirmed chargeback will be posted to customer’s accounts receivable.

21.5	Chargebacks deductions will be reconciled to Accounts Receivable chargeback credits and any open balance will be worked as a collectible amount on the AR.

Confidential & Proprietary

EXHIBIT B.1 – FEES (“***”)

TO SERVICE SCHEDULE NO. 1 – WAREHOUSE DISTRIBUTION SERVICES

1.	Fixed Monthly Fees

1.1	Memphis, TN ***: $***

1.2	Harrisburg, PA ***: $***

1.2.2	Customer Service ***: $***

1.2.3	Accounts Receivable ***: $***

1.2.4	Chargebacks ***: $***

2.	Variable Fees

2.1	Memphis, TN:

2.1.1	Non Controlled Inbound Pallets: $***

2.1.2	Vault Inbound Pallets: $***

2.1.3	Cage Inbound Pallet: $***

2.1.4	Cold Chain Inbound Pallets: $***

2.1.5	Non Controlled Orders: $***

2.1.6	Vault Orders: $***

2.1.7	Cage Orders: $***

2.1.8	Cold Chain Regular Orders: $***

2.1.9	Cold Chain *** Orders: $***

2.1.10	Non Controlled Lines: $***

2.1.11	Vault Lines: $***

2.1.12	Cage Lines: $***

2.1.13	Cold Chain Regular Lines: $***

2.1.14	Cold Chain *** Lines: $***

2.1.15	Cold Chain *** eaches: $***

2.1.16	Non Controlled Return Receipt: $***

2.1.17	Vault Return Receipt: $***

2.1.18	Cage Return Receipt: $***

2.1.19	Cold Chain Return Receipt: $***

2.1.20	Return Lines Vault: $***

2.1.21	Order Entry Lines Vault: $***

2.1.22	CSOS Order Line: $***

2.2	Harrisburg, PA:

2.2.1	Inbound Pallets: $***

2.2.2	Non Controlled Orders: $***

2.2.3	Non Controlled Lines: $***

2.2.4	Non Controlled Return Receipt: $***

2.3	Cartonization Services:

2.3.1	Cartonization Transaction Fee Handling: $*** per label (applies only to outbound cartonization labels created)

2.4	Customer Service

2.4.1	Regular Line Processed – Manual and EDI: $***

2.4.2	Return Line Processed: $***

2.4.3	Inbound Calls Received: $***

2.5	Accounts Receivable Rate per Invoice: $***

2.6	Chargebacks Rate per Line: $***

Confidential & Proprietary

2.7	For the Variable Fees –

2.7.1	Memphis Facility: A quarterly minimum variable fee of ***% of the *** as per the volumes detailed in Exhibit C.1, and the Fees shown above in this Section 2 will be assessed. The *** do not include assessorial charges for transportation, packaging, or communication.

2.7.2	Harrisburg Facility: A quarterly minimum variable fee of ***% of the *** as per the volumes detailed in Exhibit C.1, and the Fees shown above in this Section 2 will be assessed. The *** do not include assessorial charges for transportation, packaging, or communication.

2.8	A square footage surcharge as denoted below per square foot per month will apply when additional staging or processing floor space (for 15-25oC ambient space) is required beyond the allocated square footage level stated in Exhibit C.1.

2.8.1	Memphis Ambient: $***

2.8.2	Memphis Cooler: $***

2.8.3	Memphis Cage: $***

2.8.4	Memphis Vault: $***

2.8.5	Harrisburg Ambient: $***

3.	Ad-Hoc Labor Rates – Assessorial labor for physical inventory on request, visual inspection, quarantine, and special projects or additional work or special handling that is not within the scope of Services.

3.1	Standard Weekdays: $***

Standard Overtime: $***

Material Handling Operator: $***

Saturday: $*** (*** minimum)

Sunday/Holiday: $*** (*** minimum)

Admin/Order to Cash: $***

Operation Manager: $***

Operation Supervisor: $***

3.2	On each ***, all ad hoc labor rates Fees shall be subject to an adjustment. The adjustment shall be equal to the *** (*** %) ***, as published by the United States Department of Labor, Bureau of Labor Statistics.

4.	Assessorial Charges

4.1	Communication expenses to the extent paid by SCS on Customer’s behalf: Telephone, facsimile: at *** ***%.

4.2	Packaging materials and operational supplies to the extent paid by SCS on Customer’s behalf: *** ***%.

4.3	Customer add: $*** per ***

4.4	Product add: $*** per ***

4.5	Contract add: $*** per ***

4.6	Travel and related expenses: ***

5.	Information Systems Development Fees

5.1	Information Technology Labor Rates: $*** per ***

6.	Billing administration of Services

6.1	SCS will submit documented invoices under a single account number for the Services provided under this Schedule to Customer’s designated Accounts Payable location. SCS will reference Customer PO number on each invoices. PO will be provided by Customer

6.2	SCS billing cycle is to be structured to allow transmission of invoices as follows:

6.2.1	SCS will invoice *** in advance on a *** basis.

6.2.2	SCS will invoice *** at the end of each ***.

Confidential & Proprietary

EXHIBIT B.2 – FEES (“*** SERVICES”)

TO SERVICE SCHEDULE NO. 1 – WAREHOUSE DISTRIBUTION SERVICES

1.	Variable Fees

1.1	Memphis, TN:

1.1.1	Vault Inbound Pallets: $***

1.1.2	Vault Outbound Pallet: $***

1.1.3	Order Entry Lines Vault: $***

1.1.4	Vault Storage per Pallet: $***

1.1.5	Storage rate will only apply ***.

1.1.6	File Master updates per record: $***

1.2	For the Variable Fees –

1.2.1	Memphis Facility: A quarterly minimum variable fee of ***% of the *** per the volumes detailed in Exhibit C.2, and the Fees shown above in this Section 2 will be assessed. The *** do not include assessorial charges for transportation, packaging, or communication.

2.	Ad-hoc Labor Fees – Assessorial labor for physical inventory on request, visual inspection, quarantine, and special projects or additional work or special handling that is not within the scope of Services.

2.1	Standard Weekdays: $***

2.2	Standard Overtime: $***

2.3	Material Handling Operator: $***

2.4	Saturday: $*** (*** minimum)

2.5	Sunday/Holiday: $*** (*** minimum)

2.6	Admin/Order to Cash: $***

2.7	Operation Manager: $***

2.8	Operation Supervisor: $***

2.9	On each ***, all ad hoc labor rates shall be subject to an adjustment. The adjustment shall be equal to ***, as published by the United States Department of Labor, Bureau of Labor Statistics.

3.	Assessorial Charges

3.1	Communication expenses to the extent paid by SCS on Customer’s behalf: Telephone, facsimile: at ***%.

3.2	Packaging materials and operational supplies to the extent paid by SCS on Customer’s behalf: ***%.

3.3	Customer add: $*** per ***

3.4	Product add: $*** per ***

3.5	Contract add: $*** per ***

3.6	Travel and related expenses: ***

4.	Information Systems Labor Fees

4.1	Information Systems Labor Rate: $***

Confidential & Proprietary

5.	Billing administration of Services

5.1	SCS will submit documented invoices under a single account number for the Services provided under this Schedule to Customer’s designated Accounts Payable location. SCS will reference Customer PO number on each invoice. PO will be provided by Customer

5.2	SCS billing cycle is to be structured to allow transmission of invoices as follows:

5.2.1	SCS will invoice *** in advance on a *** basis.

5.2.2	SCS will invoice *** at the end of each ***.

Confidential & Proprietary

EXHIBIT C.1 – OPERATING PARAMETERS (“***”)

TO SERVICE SCHEDULE NO. 1 – WAREHOUSE DISTRIBUTION SERVICES

Based on the data supplied by Customer, SCS anticipates the following Operating Parameters for the initial term of the Schedule. Operating parameters will be periodically reviewed, and subject to the Changes in Operating Parameters or Conditions Section of the MSA.

1.	Facilities:

1.1	A *** dedicated warehouse square footage operation will reside in the Memphis, TN facility. Space requirements exceeding this square footage shall be subject to additional Fees as listed in Exhibit B.1.

1.2	A *** dedicated warehouse square footage operation will reside in the Harrisburg, PA facility. Space requirements exceeding this square footage shall be subject to additional Fees as listed in Exhibit B.1.

1.3	Security will be provided 24 hours per day. All facilities are card access and maintain a closed circuit surveillance system.

1.4	Facilities will be ambient controlled at 15 - 25°C, cooler will be maintained at 2-8°C.

1.5	Cooler and Controlled product storage will be provided in the Memphis, TN location:

1.5.1	Cooler product storage – ***.

1.5.2	DEA Vault for CII product storage – ***.

1.5.3	DEA Cage for CIII to CV product storage – ***.

1.6	SCS, in the spirit of joint cooperation. may from time-to-time, deploy the use of under-utilized assets, which assets have been in whole, or in part, allocated to this business model. SCS shall notify Customer of such request in advance, and shall compensate Customer for same, at Fees to be mutually agreed upon.

1.7	SCS will provide and maintain ownership of all material handling, warehouse, storage, and information systems equipment as required to conduct warehousing operations for Customer.

1.8	SCS will provide all necessary I.T. equipment to support the project.

2.	Service Requirements Hours:

2.1	*** per ***, *** weeks per year, excluding weekends.

2.2	The hours of operation are 8AM – 5PM local warehouse time.

3.	Inbound

3.1	Inbound volume planned as follows

Inbound	UOM	Non Controlled	CII	CIII-V	Cooler
Average Monthly	Receipts	***	***	***	***
Average Monthly	Lines	***	***	***	***
Average Monthly	Pallets	***	***	***	***
Annual	Receipts	***	***	***	***
Annual	Lines	***	***	***	***
Annual	Pallets	***	***	***	***

3.2	The unit of measure for the inbound product is a pallet.

3.3	Palletized Product Inbound Shipments: ***% of receipts

3.3.1	***% single SKU single Lot cartons

3.3.2	Pallets dimensions are assumed to be 48”x40”x52”.

3.4	100% of inbound product has a barcode.

3.5	Upon receipt, the SKU and carton quantity will be captured. All can be captured from barcodes on the outer carton.

3.6	Inbound inspection consists of a count and visual check for damage.

Confidential & Proprietary

3.7	Damaged or not suitable product will be clearly marked and stored in a segregated area.

3.8	***% Expected volume growth over the life of the contract.

3.9	Serial number tracking is not required for inbound goods.

4.	Inventory and Storage

4.1	There is an average of *** pallet.

4.2	There is an average of *** pallet.

4.3	Peak to average ratio is assumed to be ***.

4.4	Average inventory turns per year are ***:

4.4.1	Controlled products have an average of *** turns per year.

4.4.2	Non-Controlled products have an average of *** turns per year.

4.5	Storage has been designed to include the following for year five (5):

Storage Media (Pallets)	Total	Memphis	Harrisburg
Ambient	***	***	***
DEA Vault	***	***
DEA Cage	***	***
Total	***	***	***

4.6	Pallet storage quantities stated above include the packaging materials pallet storage requirements.

4.7	Pallets cannot be double stacked on the floor.

4.8	Standard SCS cycle counting is included. Cycle counting will be performed based on Customers direction as outline in the work instructions.

4.9	Should Customer require a physical inventory, this service will be performed at ad-hoc staffing Fees.

4.10	Customer will be responsible for managing the reorder points and direct replenishment of merchandise.

4.11	SCS will determine all storage and picking locations and configurations.

4.12	*** growth is anticipated.

5.	Order Profile

5.1	The following details the Outbound Order Volume and Profile:

Outbound	UOM	Non Controlled	CII	CIII-V	Cooler
Average Daily	Orders	***	***	***	***
Average Daily	Lines	***	***	***	***
Average Monthly	Orders	***	***	***	***
Average Monthly	Lines	***	***	***	***
Annual	Orders	***	***	***	***
Annual	Lines	***	***	***	***

5.2	Order ambient non-controlled volume split is planned as follows:

5.2.1	Memphis, TN: ***%

5.2.2	Harrisburg, PA: ***%

5.3	Pick mode breakdown is assumed as follows:

5.3.1	Pallet pick orders constitute ***% of the unit volume.

5.3.2	Carton pick orders constitute ***% of the unit volume.

5.3.3	Unit pick orders constitute ***% of the unit volume.

Confidential & Proprietary

5.4	Orders are planned to have the following pick profile by type:

     Ambient non controlled order lines have an average of *** units per line.

5.4.1	CII order lines have an average of *** units per line.

5.4.2	CIII-V order lines have an average of *** units per line.

5.4.3	Cooler lines have an average of *** units per line.

5.5	*** Volumes

5.5.1	Total annual orders assume at *** orders and *** direct orders

5.5.2	Each *** order consists of *** lines and *** units.

5.5.3	Each direct order consists of *** lines and *** units.

5.5.4	The unit of measure for the outbound product is a unit (“each”).

5.6	Pricing assumes no seasonality and spikes in volume. If high seasonality is experience, it will have an impact on cost that will be billed back to the customer.

5.7	***% of product requires over-packing before shipment.

5.8	Outbound packaging consists of a corrugated carton, dunnage, a packing list, and a shipping label. Cold storage packaging includes shipping carton, inner cooler, frozen gel packs and shipping labels. Packing supplies are not included in the pricing.

5.9	Destruction orders will be scheduled in advance by Customer and entered manually by warehouse staff.

5.10	First Expire, First-Out (FEFO) picking as outlined in Customer Work Instructions

6.	Shipping Profile

6.1	Product is shipped UPS Parcel and LTL

6.2	Parcel shipments represent ***% of orders and ***% of unit volume.

6.3	LTL shipments represent ***% of orders and ***% of unit volume.

6.4	International Order processing is not included. ***% of orders are domestic shipments.

6.5	All ambient parcel orders received by *** Local Warehouse Time (LWT) will be shipped the following day. All cooler parcel orders received by *** LWT will be shipped the same day.

6.6	All LTL orders received by *** LWT will be shipped the following day.

6.7	Any orders requiring expedited or alternate service levels will have full shipping/routing instruction included in the download instructions. Additional fees may apply to expedited orders.

7.	Returns

7.1	The following details the returns volume and profile:

Returns	UOM	Non Controlled	CII	CIII-V
Average Daily	Returns	***	***	***
Average Daily	Lines	***	***	***
Average Daily	Units	***	***	***
Average Monthly	Returns	***	***	***
Average Monthly	Lines	***	***	***
Average Monthly	Units	***	***	***
Annual	Returns	***	***	***
Annual	Lines	***	***	***
Annual	Units	***	***	***

7.2	***% returns are received via parcel.

7.3	Customer will provide all Return Merchandise Authorizations prior to receipt of goods in the warehouse.

7.4	Inspection of inbound returns does not require any additional training or special equipment to process.

Confidential & Proprietary

7.5	Returned product will be received into a “segregated area” and not used to fill orders. Customer will periodically request this product to be shipped for destruction.

7.6	Any processing required after the return has been received, inspected, and put-away will be subject to ad-hoc labor Fees.

8	Customer Service

8.1	SCS will provide the following customer service activities:

8.1.1	***

8.1.2	***

8.1.3	***

8.1.4	***

8.1.5	***

8.2	Customer Service hours of operation are Monday – Thursday 8:00 AM – 8:00 PM and Friday 8:00AM to 6:00PM Eastern Standard Time (EST). Additional hours due to holiday or other reasons must be communicated in advance to ensure coverage.

8.3	Daily order cut-off time will be ***. Orders received after *** will be processed during the next business day. *** for cold chain

8.4	All procedures will be documented using SCS standard work instruction format and approved by Customer.

8.5	There will be *** SKUs maintained in the OMS Product Master.

8.6	SCS will provide Customer a file format for new products for the purpose of manually loading to the OMS Product Master.

8.7	SCS will not manage ***

8.8	SCS and Customer will ensure that there is only one ship-to account for each ship-to location.

8.9	SCS will load any additional ship-to/bill-to/parent records manually in the OMS Customer Master. Ad hoc rates may apply.

8.10	SCS will operate based on the following order arrival criteria:

8.10.1	EDI – ***%

8.10.2	Phone/Fax/Email – ***%

8.11	Credit card processing is not included in the pricing.

8.12	SCS will perform licensure verification for all orders.

8.13	Phone volume information for Order Entry and Inquiry:

Year 1
Calls per Day	***
Calls per Month	***
Calls per Year	***

8.14	Average call duration is *** minutes per call.

8.15	SCS is not responsible to answer any medical inquiries. Customer will provide a medical inquiry telephone number so that customer service may perform a trunk to trunk transfer. Process will be documented in the Customer specific work instructions.

8.16	Patient Assistance Program is not in scope.

8.17	Pricing will be maintained in Customer’s SAP system.

8.18	System will price the order based upon pricing information in SAP.

8.19	Customer will pay for postage for any correspondence. Costs will be billed ***.

Confidential & Proprietary

8.20	Sample distribution is not in scope.

8.21	No charge order procedure will be documented in Customer specific work instructions.

8.22	SCS is not required to process International shipments. Procedures for shipments to Puerto Rico will be documented in Customer specific work instructions.

8.23	Rush orders will be processed based on only Customer’s authorization.

8.24	SCS assumes that drop shipments will be processed in accordance to the Customer work instructions.

8.25	Daily pro-active proof of delivery is not in scope. During month-end close, pro-active proof of delivery will be defined in Customer’s work instructions.

8.26	All orders have pre-paid freight unless otherwise specified on the approved Customer specific work instructions.

8.27	All backorders are maintained in the Customer SAP system. Backorders will be released based on direction from Customer.

8.28	Returns will be managed by SCS using the Customer return policy which will include damaged return and restocking fee rules.

8.29	Returns will be received in the lowest unit of measure.

8.30	SCS will file freight claims on Customer’s behalf with the established vendors and report weekly to Customer.

8.31	Call tags will be issued by SCS for all returns due to shipping error.

8.32	SCS will enter all errors in the Customer Issue Log (CIL). The CIL report will be distributed to Customer based upon an agreed upon frequency.

8.33	SCS will track and report standard KPI metrics to Customer on a monthly basis. Customer Service KPIs are:

8.33.1	Abandoned call percentage

8.33.2	Speed of answer (***)

8.33.3	Order entry accuracy

9	Accounts Receivable

9.1	SCS will provide the following accounts receivable activities:

9.1.1	***

9.1.2	***

9.2	Any variations to the SCS Standard AR Operating Procedures will be agreed upon and determined if it impacts the headcount assigned for the account.

9.3	SCS will use Customer’s SAP system for accounts receivable.

9.4	Accounts Receivable invoice monthly volume is ***.

9.5	Invoices for Customers that do not receive it electronically are printed and mailed by SCS AR staff off Customer’s SAP system.

9.6	Accounts receivable core hours of operation are Monday – Friday 8:00 AM – 5:00 PM EST.

9.7	Customers will remit to the appropriate lockbox based on the product.

9.8	SCS will have access to Customer’s Lock Boxes via the web.

9.9	SCS will operate based on ***% of the posting of cash occurs electronically.

9.10	SCS assumes that Customer’s products are not taxable.

9.11	SCS assumes a silent *** grace period for receipt of customer payment.

9.12	No collection activity on unearned discounts. Unearned discounts will be automatically written off. Any pursuance of said discount is the responsibility of Customer.

9.13	All credits will be mailed to the customer. Exception would be if deduction has already been taken on the AR.

Confidential & Proprietary

9.14	Refunds will be processed according to the AR Standard Operating Procedures.

9.15	SCS will not issue checks to customers.

9.16	SCS assumes that there will be no receivables transferred to SCS.

9.17	SCS can submit for credit/debit without prior approval from Customer as long as all backup proves the credit/debit should be issued as agreed upon in the work instructions.

9.18	SCS AR staff will submit credit requests to SCS CS staff with a reason code attached.

9.19	SCS AR Management write off authority will be defined in Customer specific work instructions.

10	Chargebacks

10.1	SCS will provide the following Chargeback (CB) activities:

10.1.1	Validation of Chargebacks/Error Processing

10.1.2	Working any CB discrepancies on the AR

10.2	SCS will operate as agreed upon in the work instructions. SCS will operate Customer in the Customer’s SAP system.

10.3	Chargeback hours of operation are Monday-Friday, 8:00AM – 5:00PM EST.

10.4	Chargeback Line monthly volume is ***.

10.5	***% Chargeback lines will arrive via EDI.

10.6	Rebates, such as Government/Medicaid, will not be handled by SCS.

10.7	SCS will utilize the DEA/HIN or submitted ID for indirect customer base for SAP.

10.8	SCS is to notify wholesalers of any variance/reconciliation with debit memo manual.

10.9	No partial Chargeback will be released until the entire Chargeback is reviewed and reconciled.

11	IT Assumptions

11.1	SCS will use a Warehouse Management System (WMS) to manage receiving, storage, picking, packing, shipping, and inventory. All order processing, invoicing, Chargeback and account receivable will be perform in Customer’s ***

11.2	The WMS may accommodate from one up to *** warehouses for Customers. If more than *** locations are desired appropriate implementation costs will be incurred.

11.3	SCS will use the current Customer ID.

11.4	New customer or SKU’s will be added according to the current Work Instructions.

11.5	Inventory rotation strategy is First Expire, First Out (FEFO) or as defined in Customer work instructions

11.6	Lot tracking is required.

11.7	The SCS WMS is the inventory system of record.

11.8	Customer will provide a manual (fax, email or paper) Advanced Ship Notification (ASNs) for all orders shipped to the warehouse prior to receipt of goods and will include SKU level detail.

11.9	In the future, an electronic ASN is required for inbound receipt of e-Pedigree SKU’s.

11.10	Integration with Customer’s host system is in place using the EDI AS2 Connection

Customer to SCS

Sales Order

SCS to Customer

Receiving Advice

Warehouse Shipping Confirmation

Warehouse Inventory Adjustment

Confidential & Proprietary

11.11	Customer will provide *** notice should Customer or Customer third party vendors make changes to any part of the host system or related supporting systems that impacts the SCS integration. Customer will provide a detailed test script / plan and SCS may request additional testing. Additional costs will apply.

11.12	SCS is not responsible for service failures related to Customer or Customer’s third party vendor system upgrades, changes or enhancements.

11.13	Data will be exchanged with Customer’s via AS2 connection .

11.14	Nominal User Acceptance Testing is included to test integration for new warehouses.

11.15	Additional trading partner integration (if required) will be handled on a per request basis.

11.16	Electronic interfaces with Customer’s trading partners / customers will utilize a Value Added Network (VAN).

11.17	Customer is responsible for their VAN charges.

11.18	All orders will be received electronically from Customer’s host system.

11.19	CII orders must have the DEA 222 form mailed to the SCS distribution center for manual order entry and processing or Customer can transmit CII orders electronically. Trading partner CII order processing / Controlled Substance Ordering System (CSOS) is included in this agreement. Additional trading partner set-up will be performed at no additional charge for CSOS. However SCS Ad-hoc IT rates will apply for any new customer EDI 850 set up activity.

11.20	Standard order validation rules apply. Orders that do not pass validation criteria will go on hold until resolved.

11.21	Backorder handling will follow current Work Instruction.

11.22	Lot number allocation is determined by the WMS.

11.23	Order cancellations are handled manually.

11.24	Customer will pass the SCS carrier code in each order. The WMS does not determine the carrier.

11.25	Customer will determine fulfilling warehouse for customer orders or a default warehouse can be established in the ship to record in the customer master.

11.26	SCS will migrate Customer to a laser pick pack.

11.27	The WMS interfaces with UPS Worldship and auto-populates the ship-to customer name, address and SCS service level to the shipping station. Any non-UPS carrier tracking numbers (including Bill of Ladings for TL/LTL carriers) will be manually entered by operations. Customer is responsible to install any non-SCS shipping stations.

11.28	A standard shipping label is included.

11.29	Standard reports are included. Reports are generated by SCS and placed on a secured website for Customer retrieval.

11.30	SCS is filed as a Central Reporter with the DEA and will submit monthly or quarterly state and quarterly DEA ARCOS reporting of inventory transactions by warehouse to the appropriate agencies.

11.31	Standard return functionality is included.

11.32	IT hardware such as workstations, printers, scanners, etc. is included.

11.33	Any changes or customization to any SCS reports, documents (invoice, pack list, etc), labels, integration specifications and system will incur additional costs. Prior to any necessary customization, modification, or enhancement, Customer will submit in writing both the business reason for the change and the functional design via SCS IT Change Control process.

12	SCS IT Change Control

12.1

Any modification to SCS systems or interfaces will be managed through a SCS Change Request. Customer must submit change requests to SCS according to SCS’ applicable IT change control procedure. Each change request should contain the business need and the desired date of implementation. SCS response may include: alternatives to the requested change; an estimate for completion and costs; additional requests for more detail; or a decision to not provide the change. SCS and Customer will make reasonable efforts to resolve any issues with the request. Should

Confidential & Proprietary

SCS agree to implement the change request additional charges could apply. The exact completion date and time will be negotiated between the Parties. Any charges for SCS IT system changes will be billed in accordance with the Information Technology Labor rate listed in Exhibit B.1 Fees.

Confidential & Proprietary

EXHIBIT C.2 – OPERATING PARAMETERS FOR *** SERVICES

TO SERVICE SCHEDULE NO.1 – WAREHOUSE DISTRIBUTION SERVICES

Based on the data supplied by Customer, SCS anticipates the following Operating Parameters for the initial term of the Schedule. Operating parameters will be periodically reviewed, and subject to the Changes in Operating Parameters or Conditions Section of the MSA.

1.	Facilities:

1.1	Customer will require *** pallet positions in the Memphis DEA Vault to store their *** products ***. It is expected that current allocated vault space for Customer is sufficient to cover this requirement. In the event storage needs go beyond Customer’s allocated space, the storage rate per Exhibit B.2 – Fees will apply.

1.2	Security will be provided 24 hours per day. All facilities are card access and maintain a closed circuit surveillance system.

1.3	Vault space will be ambient controlled at 15 - 25°C.

1.4	SCS will provide and maintain ownership of all material handling, warehouse, storage, and information systems equipment as required to conduct warehousing operations for Customer.

1.5	SCS will provide all necessary I.T. equipment to support the project.

2.	Service Requirements Hours:

2.1	*** per ***, *** weeks per year, excluding weekends.

2.2	The hours of operation are 8AM – 5PM local warehouse time.

3.	Inbound

3.1	Inbound volume planned as follows:

	UOM	Year 1
Average Monthly	TLs	***
Average Monthly	Lines	***
Average Monthly	Pallets	***
Annual	TLs	***
Annual	Lines	***
Annual	Pallets	***

3.2	The unit of measure for the inbound product is a pallet.

3.3	Palletized Product Inbound Shipments: ***% of receipts

3.3.1	Average 15 inbound shipments per month. An inbound shipment is equivalent to 1 full truck load.

3.3.2	Average of 20 pallets per inbound shipment.

3.3.3	***% single SKU single Lot pallets.

3.3.4	Average *** per inbound shipment.

3.3.5	Average *** per line.

3.3.6	Pallets dimensions are assumed to be 48”x40”x52”.

3.4	SCS will always handle the product at the pallet level. Pallets will not be broken down and product will not be handled at the carton level.

Confidential & Proprietary

3.5	Standard material handling equipment (forklifts, reach trucks, etc) can be used to handle the product. No specialized equipment is required.

3.6	100% of inbound product has a barcode.

3.7	Upon receipt, the SKU and carton quantity will be captured. All can be captured from barcodes on the outer carton.

3.8	Inbound inspection consists of a count and visual check for damage.

3.9	Damaged or not suitable product will be clearly marked and stored in a segregated area.

3.10	SCS will be provided with advance notice of inbound shipments via fax or email.

3.11	All products arrive in a released state.

4.	Inventory and Storage

4.1	There will be approximately *** in storage.

4.1.1	Endo – ***

4.1.2	*** – ***

4.2	Total on-hand inventory planned at *** pallets.

4.3	Average product dimensions are:

	Length	Width	Height
Pallets	40 in	48 in	52 in

4.4	Storage has been designed to include the following:

Storage Media – UOM	DEA Vault
Selective Rack – Storage Pallets	***

4.5	Storage requirements stated above do not include packaging materials. If storage of packaging materials is required, the storage rate per pallet will apply.

4.6	Pallets cannot be double stacked on the floor.

4.7	Should Customer require a physical inventory, this service will be performed at ad-hoc staffing Fees.

4.8	Customer will be responsible for managing the reorder points and direct replenishment of merchandise.

4.9	SCS will determine all storage and picking locations and configurations.

4.10	*** growth is anticipated.

5.	Order Profile

5.1	The following details the Outbound Volume:

	UOM	Year 1
Average Monthly	Shipments	***
Average Monthly	Lines	***
Average Monthly	Pallets	***
Annual	Shipments	***
Annual	Lines	***
Annual	Pallets	***

5.2	A shipment is defined as ***.

5.3	The average shipment has *** and ***.

5.4	Pick mode breakdown is assumed at ***% full pallets.

5.5	The unit of measure for the outbound product is a pallet.

Confidential & Proprietary

5.6	Pricing assumes no seasonality and spikes in volume. If high seasonality is experience, it will have an impact on cost that will be billed back to the customer.

5.7	First Expire, First-Out (FEFO) picking.

6.	Shipping Profile

6.1	***% of product is shipped TL.

6.2	International Order processing is not included. ***% of orders are domestic shipments.

6.3	***% of orders are shipped to one Customer location.

6.4	Order turnaround time is 72 hours for TL orders. All TL orders received by the agreed upon cutoff time will be shipped the within the following 3 business days.

6.5	Any orders requiring expedited or alternate service levels will have full shipping/routing instruction included in the download instructions. Additional fees may apply to expedited orders.

6.6	Additional activities required to meet Pharma requirements or state Pedigree regulations will be invoiced as an Accessorial Fee at ad hoc labor rates These activities include, but are not limited to, creating outbound ASNs, special package labeling, and manual data entry.

7.	Customer Service Support

7.1	UPS will provide the following customer service activity: Order Processing

7.2	UPS will operate Customer in the Order Management System (OMS), under the current Customer ID.

7.3	There will be *** (***) *** SKUs added in the OMS Product Master.

7.4	UPS will not manage ***.

7.5	UPS will load manually the new products into the OMS Product Master.

7.6	UPS will load manually one (1) ship-to location into the OMS Customer Master.

7.7	Orders must have the DEA 222 form mailed to the UPS distribution center for manual order entry and processing.

7.8	All orders will be considered a warehouse transfer from UPS facility to the Customer facility.

7.9	Pro-active proof of delivery is not in scope.

8.	IT Assumptions

8.1	SCS will use the current Customer ID to manage this *** operation for Customer.

8.2	New customer or SKU’s will be added according to the current Work Instructions.

8.3	The SCS WMS is the inventory system of record.

9.	SCS IT Change Control

9.1	Any modification to SCS systems or interfaces will be managed through a SCS Change Request. Customer must submit change requests to SCS according to SCS’ applicable IT change control procedure. Each change request should contain the business need and the desired date of implementation. SCS response may include: alternatives to the requested change; an estimate for completion and costs; additional requests for more detail; or a decision to not provide the change. SCS and Customer will make reasonable efforts to resolve any issues with the request. Should SCS agree to implement the change request additional charges could apply. The exact completion date and time will be negotiated between the Parties. Any charges for SCS IT system changes will be billed in accordance with the Information Technology Labor rate listed in Exhibit B.1 Fees.

Confidential & Proprietary

EXHIBIT D.1 – EARLY TERMINATION COSTS

TO SERVICE SCHEDULE NO. 1 – WAREHOUSE DISTRIBUTION SERVICES

In accordance with section 2.2 of Service Schedule No. 1, the Customer is required to pay the following Early Termination Costs:

Memphis, TN

Month 1	$	*	**	Month 21	$	*	**	Month 41	$	*	**
Month 2	$	*	**	Month 22	$	*	**	Month 42	$	*	**
Month 3	$	*	**	Month 23	$	*	**	Month 43	$	*	**
Month 4	$	*	**	Month 24	$	*	**	Month 44	$	*	**
Month 5	$	*	**	Month 25	$	*	**	Month 45	$	*	**
Month 6	$	*	**	Month 26	$	*	**	Month 46	$	*	**
Month 7	$	*	**	Month 27	$	*	**	Month 47	$	*	**
Month 8	$	*	**	Month 28	$	*	**	Month 48	$	*	**
Month 9	$	*	**	Month 29	$	*	**	Month 49	$	*	**
Month 10	$	*	**	Month 30	$	*	**	Month 50	$	*	**
Month 11	$	*	**	Month 31	$	*	**	Month 51	$	*	**
Month 12	$	*	**	Month 32	$	*	**	Month 52	$	*	**
Month 13	$	*	**	Month 33	$	*	**	Month 53	$	*	**
Month 14	$	*	**	Month 34	$	*	**	Month 54	$	*	**
Month 15	$	*	**	Month 35	$	*	**	Month 55	$	*	**
Month 16	$	*	**	Month 36	$	*	**	Month 56	$	*	**
Month 17	$	*	**	Month 37	$	*	**	Month 57	$	*	**
Month 18	$	*	**	Month 38	$	*	**	Month 58	$	*	**
Month 19	$	*	**	Month 39	$	*	**	Month 59	$	*	**
Month 20	$	*	**	Month 40	$	*	**	Month 60	$	*	**

Harrisburg, PA

Month 1	$	*	**	Month 21	$	*	**	Month 41	$	*	**
Month 2	$	*	**	Month 22	$	*	**	Month 42	$	*	**
Month 3	$	*	**	Month 23	$	*	**	Month 43	$	*	**
Month 4	$	*	**	Month 24	$	*	**	Month 44	$	*	**
Month 5	$	*	**	Month 25	$	*	**	Month 45	$	*	**
Month 6	$	*	**	Month 26	$	*	**	Month 46	$	*	**
Month 7	$	*	**	Month 27	$	*	**	Month 47	$	*	**
Month 8	$	*	**	Month 28	$	*	**	Month 48	$	*	**
Month 9	$	*	**	Month 29	$	*	**	Month 49	$	*	**
Month 10	$	*	**	Month 30	$	*	**	Month 50	$	*	**
Month 11	$	*	**	Month 31	$	*	**	Month 51	$	*	**
Month 12	$	*	**	Month 32	$	*	**	Month 52	$	*	**
Month 13	$	*	**	Month 33	$	*	**	Month 53	$	*	**
Month 14	$	*	**	Month 34	$	*	**	Month 54	$	*	**
Month 15	$	*	**	Month 35	$	*	**	Month 55	$	*	**
Month 16	$	*	**	Month 36	$	*	**	Month 56	$	*	**
Month 17	$	*	**	Month 37	$	*	**	Month 57	$	*	**
Month 18	$	*	**	Month 38	$	*	**	Month 58	$	*	**
Month 19	$	*	**	Month 39	$	*	**	Month 59	$	*	**
Month 20	$	*	**	Month 40	$	*	**	Month 60	$	*	**

Confidential & Proprietary

Customer Service

Month 1	$	*	**	Month 21	$	*	**	Month 41	$	*	**
Month 2	$	*	**	Month 22	$	*	**	Month 42	$	*	**
Month 3	$	*	**	Month 23	$	*	**	Month 43	$	*	**
Month 4	$	*	**	Month 24	$	*	**	Month 44	$	*	**
Month 5	$	*	**	Month 25	$	*	**	Month 45	$	*	**
Month 6	$	*	**	Month 26	$	*	**	Month 46	$	*	**
Month 7	$	*	**	Month 27	$	*	**	Month 47	$	*	**
Month 8	$	*	**	Month 28	$	*	**	Month 48	$	*	**
Month 9	$	*	**	Month 29	$	*	**	Month 49	$	*	**
Month 10	$	*	**	Month 30	$	*	**	Month 50	$	*	**
Month 11	$	*	**	Month 31	$	*	**	Month 51	$	*	**
Month 12	$	*	**	Month 32	$	*	**	Month 52	$	*	**
Month 13	$	*	**	Month 33	$	*	**	Month 53	$	*	**
Month 14	$	*	**	Month 34	$	*	**	Month 54	$	*	**
Month 15	$	*	**	Month 35	$	*	**	Month 55	$	*	**
Month 16	$	*	**	Month 36	$	*	**	Month 56	$	*	**
Month 17	$	*	**	Month 37	$	*	**	Month 57	$	*	**
Month 18	$	*	**	Month 38	$	*	**	Month 58	$	*	**
Month 19	$	*	**	Month 39	$	*	**	Month 59	$	*	**
Month 20	$	*	**	Month 40	$	*	**	Month 60	$	*	**

Financial Services

Month 1	$	*	**	Month 21	$	*	**	Month 41	$	*	**
Month 2	$	*	**	Month 22	$	*	**	Month 42	$	*	**
Month 3	$	*	**	Month 23	$	*	**	Month 43	$	*	**
Month 4	$	*	**	Month 24	$	*	**	Month 44	$	*	**
Month 5	$	*	**	Month 25	$	*	**	Month 45	$	*	**
Month 6	$	*	**	Month 26	$	*	**	Month 46	$	*	**
Month 7	$	*	**	Month 27	$	*	**	Month 47	$	*	**
Month 8	$	*	**	Month 28	$	*	**	Month 48	$	*	**
Month 9	$	*	**	Month 29	$	*	**	Month 49	$	*	**
Month 10	$	*	**	Month 30	$	*	**	Month 50	$	*	**
Month 11	$	*	**	Month 31	$	*	**	Month 51	$	*	**
Month 12	$	*	**	Month 32	$	*	**	Month 52	$	*	**
Month 13	$	*	**	Month 33	$	*	**	Month 53	$	*	**
Month 14	$	*	**	Month 34	$	*	**	Month 54	$	*	**
Month 15	$	*	**	Month 35	$	*	**	Month 55	$	*	**
Month 16	$	*	**	Month 36	$	*	**	Month 56	$	*	**
Month 17	$	*	**	Month 37	$	*	**	Month 57	$	*	**
Month 18	$	*	**	Month 38	$	*	**	Month 58	$	*	**
Month 19	$	*	**	Month 39	$	*	**	Month 59	$	*	**
Month 20	$	*	**	Month 40	$	*	**	Month 60	$	*	**

Confidential & Proprietary

EXHIBIT E.1 – PRODUCTS (“***”)

TO SERVICE SCHEDULE NO. 1 – WAREHOUSE DISTRIBUTION SERVICES

1.	Products

Products to be stored and handled pursuant to this Schedule are as follows:

***

Confidential & Proprietary

EXHIBIT E.2 – PRODUCTS (“***”)

TO SERVICE SCHEDULE NO. 1 – WAREHOUSE DISTRIBUTION SERVICES

2.	Products

Products to be stored and handled pursuant to this Schedule are as follows:

***